SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

MARCH 29, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East
Suite 8050	770-481-0305
Atlanta, GA 30346	(Registrant’s Telephone Number Including area code)
(Address of Principal Executive Offices)
(Zip Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
99.1	Press Release Announcing David S. Fraser Appointed to the Board

ITEM 9. REGULATION FD DISCLOSURE

On March 29, 2004, Jameson Inns, Inc. issued a press release announcing David S. Fraser as a new member of the Board of Directors. A copy of the press release is furnished as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of March 29, 2004
By: /s/ Craig R. Kitchin
Craig R. Kitchin, President & Chief Financial Officer